SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: May 21, 2007
                        (Date of earliest event reported)

                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)


    New York                      000-25831                       11-2208052
--------------------------------------------------------------------------------
(State or other                 (Commission                     (IRS Employer
 jurisdiction of                File Number)                    Identification
 incorporation)                                                    Number)


4805 W. Independence Pkwy., Tampa, FL                              33634
-------------------------------------                              -----
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code              (813) 286-8644
                                                               --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

     On May 21, 2007, NetWolves Corporation ("NetWolves" or "the Company") and three of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Middle District of Florida, Tampa Division (the "Bankruptcy Court") (Case Nos. 07-4186, 07-4190, 07-4193 and 07-4196). NetWolves and each of the subsidiaries will continue to manage and operate their businesses as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

     On May 22, 2007 the Company issued a press release relating to the foregoing, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable

     (d) Exhibits
         --------

     99.1 Press release dated May 22, 2007 announcing the filing by NetWolves Corporation of a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Middle District of Florida, Tampa Division.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NETWOLVES CORPORATION

                                            By:  /s/ Peter C. Castle
                                                ------------------------
                                                     Peter C. Castle
                                                 Chief Financial Officer
Dated:   May 22, 2007


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